                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 28, 1995


                        Crown Cork & Seal Company, Inc.
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



 Pennsylvania                       1-2227                      23-1526444
-----------------                -----------                ------------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


   9300 Ashton Road, Philadelphia, PA                            19136
 ---------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (215) 698-5100
                                                     --------------
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Item 5. Other Events.
        ------------

     In connection with the Registrant's proposed exchange offer (as described in the Registrant's Registration Statement on Form S-4, as amended (No. 33-64167)) for each outstanding share of CarnaudMetalbox, a societe anonyme organized under the laws of the Republic of France, the Registrant has filed the exhibits set forth in Item 7(c) hereof, which are hereby incorporated by reference in this Form 8-K.

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Item 7(c).  Exhibits.
            --------

 2.1 Letter Agreement, dated December 28, 1995, between Crown Cork & Seal Company, Inc. and Compagnie Generale d'Industrie et de Participations.

15.1        "Awareness Letter" of Price Waterhouse LLP.

99.1 Form of Acceptance for holders of CarnaudMetalbox Certificates of Registration.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CROWN CORK & SEAL COMPANY, INC.



                                    By  /s/ Alan W. Rutherford
                                       --------------------------------
                                       Executive Vice President
                                       Chief Financial Officer



Date:  January 2, 1996

                                 EXHIBIT INDEX


Exhibit No.,
As provided                                                      Page in
in Item 601                                                      Sequentially
Exhibit Number               Description                         Numbered Copy
--------------               -----------                         -------------

 2.1              Letter Agreement dated December 28,
                  1995 between Crown Cork & Seal Company,
                  Inc. and Compagnie Generale d'Industrie
                  et de Participations.

15.1              "Awareness Letter" of Price Waterhouse LLP.

99.1              Form of Acceptance for holders of
                  CarnaudMetalbox Certificates of
                  Registration.